Exhibit (10)(b)

                             CONSENT
                             -------

          We hereby consent to the use of our name under the caption "Miscellaneous-Counsel" in the Statement of Additional Information of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of The RBB Fund, Inc. (Registration No. 33-20827) filed under the Securities Act of 1933 and Amendment No. 30 under the Investment Company Act of 1940.



                              /s/ Ballard Spahr Andrews & Ingersoll
                              -------------------------------------
                              Ballard Spahr Andrews & Ingersoll

October 2, 1995